POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28769	333-70600	333-117260	333-133944
033-23458	333-30180	333-90516	333-124953	333-133076
033-34827	333-33914	333-101481	333-133152	333-158928
033-59261	333-66757	333-111684	333-133153
333-28679	333-57218	333-111685	333-133154
333-28755	333-63692	333-111686	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF

1940:

811-05626

811-08524

811-09026

811-05790

811-05627

I hereby ratify and confirm on this 25th day of February, 2011, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Michael S. Smith Michael S. Smith, Director and President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28769	333-70600	333-117260	333-133944
033-23458	333-30180	333-90516	333-124953	333-133076
033-34827	333-33914	333-101481	333-133152	333-158928
033-59261	333-66757	333-111684	333-133153
333-28679	333-57218	333-111685	333-133154
333-28755	333-63692	333-111686	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF

1940:

811-05626

811-08524

811-09026

811-05790

811-05627

I hereby ratify and confirm on this 25th day of February, 2011, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature /s/ Donald Britton Donald W. Britton, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28769	333-70600	333-117260	333-133944
033-23458	333-30180	333-90516	333-124953	333-133076
033-34827	333-33914	333-101481	333-133152	333-158928
033-59261	333-66757	333-111684	333-133153
333-28679	333-57218	333-111685	333-133154
333-28755	333-63692	333-111686	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF

1940:

811-05626

811-08524

811-09026

811-05790

811-05627

I hereby ratify and confirm on this 24th day of February, 2011, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Patrick Flynn Patrick G. Flynn, Director and Chairman

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
033-23351	333-28769	333-70600	333-117260	333-133944
033-23458	333-30180	333-90516	333-124953	333-133076
033-34827	333-33914	333-101481	333-133152	333-158928
033-59261	333-66757	333-111684	333-133153
333-28679	333-57218	333-111685	333-133154
333-28755	333-63692	333-111686	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT
OF 1940:
811-05626	811-08524	811-09026	811-05790	811-05627

I hereby ratify and confirm on this 25th day of February, 2011, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature /s/ Lynne R. Ford Lynne R. Ford, Director

State of New York County of New York

On the 25th day of February in the year 2011, before me, the undersigned, personally appeared Lynne R. Ford, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Helen M. Scheuer	Helen M. Scheuer
Notary Public	Notary Public, State of New York
No. 01SC3352985
Qualified in New York County
Commission Expires 4-30-2011

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the
"principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important
Information for the Agent" at the end of this document describes your agent's responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of
Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy"
to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law,
Article 5, Title 15. This law is available at a law library, or online through the New York State
Senate or Assembly websites, www. senate.state. ny. us or www. assembly. state. ny.us .

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

/s/ Nicholas Morinigo	State of Pennsylvania
Nicholas Morinigo	County of Chester

On this, the 31st day of March, 2011, before me
Commonwealth of Pennsylvania	Tabitha E. Muniz, the undersigned officer, personally
Notarial Seal	appeared Nicholas Morinigo, known to me (or
Tabitha E. Muniz, Notary Public	satisfactorily proven) to be the person whose name is
West Whiteland Twp. , Chester	subscribed as attorney in fact for Lynne R. Ford, and
County	acknowledged that he executed the same as the act of his
My Commission Expires Dec. 10,	principal for the purposes therein contained.
2014
/s/ Tabitha E. Muniz
Notary Public

State of Connecticut
/s/ J. Neil McMurdie	County of Hartford Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and acknowledged
before me this 25th day of March, 2011, by J. Neil
Nicole L. Molleur	McMurdie, as attorney in fact on behalf of Lynne R. Ford.
Notary Public Within and for
The State of Connecticut
My commission expires: Nov. 30,	/s/ Nicole L. Molleur
2014	Notary Public

State of Connecticut
/s/ Julie Rockmore	County of Hartford Town of Windsor
Julie Rockmore
The foregoing instrument was executed and acknowledged
before me this 23rd day of March, 2011, by Julie
Nicole L. Molleur	Rockmore, as attorney in fact on behalf of Lynne R. Ford.
Notary Public Within and for
The State of Connecticut
My commission expires: Nov. 30,	/s/ Nicole L. Molleur
2014	Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal's best interest;

(2) avoid conflicts that would impair your ability to act in the principal's best interest;

(3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner:
(Principal's Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal's
Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of
Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest.; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York's General Obligations Law,
Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
033-23351	333-28769	333-70600	333-117260	333-133944
033-23458	333-30180	333-90516	333-124953	333-133076
033-34827	333-33914	333-101481	333-133152	333-158928
033-59261	333-66757	333-111684	333-133153
333-28679	333-57218	333-111685	333-133154
333-28755	333-63692	333-111686	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT
OF 1940:
811-05626	811-08524	811-09026	811-05790	811-05627

I hereby ratify and confirm on this 8th day of March, 2011, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature /s/ Robert G. Leary Robert G. Leary, Director

State of New York County of New York

On the 8th day of March in the year 2011, before me, the undersigned, personally appeared Robert G. Leary, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Helen M. Scheuer
/s/ Helen M. Scheuer	Notary Public, State of New York
Notary Public	No. 01SC3352985
Qualified in New York County
Commission Expires 4-30-2011

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the
"principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important
Information for the Agent" at the end of this document describes your agent's responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of
Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy"
to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law,
Article 5, Title 15. This law is available at a law library, or online through the New York State
Senate or Assembly websites, www. senate.state. ny. us or www. assembly. state. ny.us .

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

State of Pennsylvania
/s/ Nicholas Morinigo	County of Chester
Nicholas Morinigo
On this, the 31st day of March, 2011, before me
Tabitha E. Muniz, the undersigned officer, personally
Commonwealth of Pennsylvania	appeared Nicholas Morinigo, known to me (or
Notarial Seal	satisfactorily proven) to be the person whose name is
Tabitha E. Muniz, Notary Public	subscribed as attorney in fact for Robert G. Leary, and
West Whiteland Twp. , Chester	acknowledged that he executed the same as the act of his
County	principal for the purposes therein contained.
My Commission Expires Dec. 10,
2014	/s/ Tabitha E. Muniz
Notary Public

State of Connecticut
/s/ Neil McMurdie	County of Hartford Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and acknowledged
before me this 25th day of March, 2011, by J. Neil
Nicole L. Molleur	McMurdie, as attorney in fact on behalf of Robert G.
Notary Public Within and for	Leary.
The State of Connecticut
My commission expires: Nov. 30,
2014	/s/ Nicole L. Mollur
Notary Public

State of Connecticut
/s/ Julie Rockmore	County of Hartford Town of Windsor
Julie Rockmore
The foregoing instrument was executed and acknowledged
before me this 23rd day of March, 2011, by Julie
Nicole L. Molleur	Rockmore, as attorney in fact on behalf of Robert G.
Notary Public Within and for	Leary.
The State of Connecticut
My commission expires: Nov. 30,
2014	/s/ Nicole L. Molleur
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal's best interest;

(2) avoid conflicts that would impair your ability to act in the principal's best interest;

(3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest.; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28769	333-70600	333-117260	333-133944
033-23458	333-30180	333-90516	333-124953	333-133076
033-34827	333-33914	333-101481	333-133152	333-158928
033-59261	333-66757	333-111684	333-133153
333-28679	333-57218	333-111685	333-133154
333-28755	333-63692	333-111686	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF

1940:

811-05626

811-08524

811-09026

811-05790

811-05627

I hereby ratify and confirm on this 25th day of February, 2011, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Steven T. Pierson

Steven T. Pierson, Senior Vice President and Chief Accounting Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
033-23351	333-28769	333-70600	333-117260	333-133944
033-23458	333-30180	333-90516	333-124953	333-133076
033-34827	333-33914	333-101481	333-133152	333-158928
033-59261	333-66757	333-111684	333-133153
333-28679	333-57218	333-111685	333-133154
333-28755	333-63692	333-111686	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT
OF 1940:
811-05626	811-08524	811-09026	811-05790	811-05627

I hereby ratify and confirm on this 8th day of March, 2011, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Ewout Steenbergen

Ewout Steenbergen, Director, Executive Vice President and Chief Financial Officer

State of New York County of New York

On the 8th day of March in the year 2011, before me, the undersigned, personally appeared Ewout
Steenbergen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Helen M. Scheuer
/s/ Helen M. Scheuer	Notary Public, State of New York
Notary Public	No. 01SC3352985
Qualified in New York County
Commission Expires 4-30-2011

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the
"principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important
Information for the Agent" at the end of this document describes your agent's responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of
Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy"
to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law,
Article 5, Title 15. This law is available at a law library, or online through the New York State
Senate or Assembly websites, www. senate.state. ny. us or www. assembly. state. ny.us .

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

State of Pennsylvania
/s/ Nicholas Morinigo	County of Chester
Nicholas Morinigo
On this, the 31st day of March, 2011, before me
Tabitha E. Muniz, the undersigned officer, personally
Commonwealth of Pennsylvania	appeared Nicholas Morinigo, known to me (or
Notarial Seal	satisfactorily proven) to be the person whose name is
Tabitha E. Muniz, Notary Public	subscribed as attorney in fact for Ewout Steenbergen,
West Whiteland Twp. , Chester	and acknowledged that he executed the same as the act
County	of his principal for the purposes therein contained.
My Commission Expires Dec. 10,
2014	/s/ Tabitha E. Muniz
Notary Public

State of Connecticut
/s/ J. Neil McMurdie	County of Hartford Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and acknowledged
before me this 25th day of March, 2011, by J. Neil
Nicole L. Molleur	McMurdie, as attorney in fact on behalf of Ewout
Notary Public Within and for	Steenbergen.
The State of Connecticut
My commission expires: Nov. 30,
2014	/s/ Nicole L. Molleur
Notary Public

State of Connecticut
/s/ Julie Rockmore	County of Hartford Town of Windsor
Julie Rockmore
The foregoing instrument was executed and acknowledged
before me this 23rd day of March, 2011, by Julie
Nicole L. Molleur	Rockmore, as attorney in fact on behalf of Ewout
Notary Public Within and for	Steenbergen.
The State of Connecticut
My commission expires: Nov. 30,
2014	/s/ Nicole L. Molleur
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal's best interest;

(2) avoid conflicts that would impair your ability to act in the principal's best interest;

(3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner:
(Principal's Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal's
Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of
Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest.; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York's General Obligations Law,
Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.